                                                                      EXHIBIT 99

                                             Mortgage Loan Group I
                                             (Final Mortgage Pool)

                                   Mortgage Rates for Mortgage Loan Group I

                                               Number of         Aggregate Principal               Percent of
 Range of Mortgage Rates                    Mortgage Loans       Balance Outstanding               Loan Group
 -----------------------                    --------------      --------------------               ----------
 6.000% to 6.499%....................               112         $         18,925,154                  5.2%
 6.500% to 6.999%....................               409                   82,498,045                 22.7
 7.000% to 7.499%....................               241                   33,659,788                  9.2
 7.500% to 7.999%....................               401                   50,348,746                 13.8
 8.000% to 8.499%....................               301                   33,842,021                  9.3
 8.500% to 8.999%....................               483                   51,328,677                 14.1
 9.000% to 9.499%....................               349                   30,181,573                  8.3
 9.500% to 9.999%....................               383                   31,966,288                  8.8
 10.000% to 10.499%..................               162                   12,332,226                  3.4
 10.500% to 10.999%..................               155                   11,078,685                  3.0
 11.000% to 11.499%..................                67                    4,130,307                  1.1
 11.500% to 11.999%..................                41                    2,474,093                  0.7
 12.000% to 12.499%..................                12                      679,680                  0.2
 12.500% to 12.999%..................                 6                      374,990                  0.1
 13.000% to 13.499%..................                 1                       41,118                  0.0
 13.500% to 13.999%..................                 2                      119,761                  0.0
 14.000% to 14.499%..................                 1                       19,796                  0.0
                                                  -----         --------------------                -----
           Totals....................             3,126         $        364,000,948                100.0%
                                                  =====         ====================                =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans in the Final Mortgage Pool ranged from 6.000% per annum to 14.000% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 8.110% per annum.


                        Remaining Months to Stated Maturity for Mortgage Loan Group I


                                                Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------             --------------      -------------------        ----------
49 to 60...............................               8           $         396,729               0.1%
61 to 72...............................               2                     109,072               0.0
73 to 84...............................              10                     511,762               0.1
85 to 96...............................               9                     591,778               0.2
97 to 108..............................               2                      67,147               0.0
109 to 120.............................              89                   6,563,983               1.8
121 to 132.............................               1                     116,105               0.0
133 to 144.............................              10                     853,791               0.2
145 to 156.............................               2                     115,978               0.0
169 to 180.............................             917                  83,587,964              23.0
181 to 192.............................               2                      86,680               0.0
193 to 204.............................               2                     253,932               0.1
205 to 216.............................               3                     277,495               0.1
229 to 240 ............................             612                  71,877,282              19.7
253 to 264.............................               1                     122,400               0.0
265 to 276.............................               1                      78,700               0.0
289 to 300.............................              18                   2,126,904               0.6
301 to 312.............................               2                     238,249               0.1
313 to 324.............................               1                     172,499               0.0
349 to 360.............................           1,434                 195,852,498              53.8
                                                  -----           -----------------             -----
         Totals........................           3,126           $     364,000,948             100.0%
                                                  =====           =================             =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans in the Final Mortgage Pool ranged from 57 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 286 months.

                      Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                      Number of           Aggregate Principal         Percent of
Loan Principal Balances                       Mortgage Loans        Balance Outstanding         Loan Group
-----------------------                       --------------        -------------------         ----------
$100,000 or less.......................           1,724             $       105,195,143              28.9%
$100,001 to $150,000...................             637                      77,336,289              21.2
$150,001 to $200,000...................             366                      63,042,672              17.3
$200,001 to $250,000...................             182                      40,354,063              11.1
$250,001 to $300,000...................              70                      19,096,158               5.2
$300,001 to $350,000...................              43                      14,037,336               3.9
$350,001 to $400,000...................              34                      12,745,504               3.5
$400,001 to $450,000...................              32                      13,649,062               3.7
$450,001 to $500,000...................              36                      17,428,100               4.8
$550,001 to $600,000...................               2                       1,116,621               0.3
                                                  -----             -------------------             -----
         Totals........................           3,126             $       364,000,948             100.0%
                                                  =====             ===================             =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans in the Final Mortgage Pool ranged from approximately $6,878 to approximately $560,909 and the average outstanding principal balance of the Group I Mortgage Loans in the Final Mortgage Pool was approximately $116,443.

                                 Product Types for Mortgage Loan Group I

                                                Number of           Aggregate Principal         Percent of
Product Type                                  Mortgage Loans        Balance Outstanding         Loan Group
------------                                  --------------        -------------------         ----------
5 to 9 Year Fixed Rate Loan............              31             $      1,676,488                  0.5%
10 to 14 Year Fixed Rate Loan..........             102                    7,649,856                  2.1
15 to 19 Year Fixed Rate Loan..........             582                   46,873,050                 12.9
20 to 24 Year Fixed Rate Loan..........             614                   72,078,382                 19.8
25 to 29 Year Fixed Rate Loan..........              21                    2,537,652                  0.7
30 Year Fixed Rate Loan................           1,434                  195,852,498                 53.8
Balloon Loan...........................             342                   37,333,022                 10.3
                                                  -----             ----------------                -----
         Totals........................           3,126             $    364,000,948                100.0%
                                                  =====             ================                =====

                     State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                   Number of          Aggregate Principal         Percent of
  State                                         Mortgage Loans        Balance Outstanding         Loan Group
  -----                                         --------------        -------------------         ----------
  Arizona..................................             61            $      5,650,218                 1.6%
  Arkansas.................................             34                   1,953,399                 0.5
  California...............................            406                  88,097,159                24.2
  Colorado.................................             54                   8,628,124                 2.4
  Connecticut..............................             43                   6,072,474                 1.7
  Delaware.................................             11                     799,749                 0.2
  District of Columbia.....................              4                     308,894                 0.1
  Florida..................................            486                  45,491,953                12.5
  Georgia..................................            137                  13,525,391                 3.7
  Hawaii...................................              2                     256,139                 0.1
  Idaho....................................              6                     585,756                 0.2
  Illinois.................................             99                   9,746,582                 2.7
  Indiana..................................            145                   9,563,390                 2.6
  Iowa.....................................              3                     148,798                 0.0
  Kansas...................................             22                   1,261,551                 0.3
  Kentucky.................................             17                   1,164,087                 0.3
  Louisiana................................             65                   5,807,688                 1.6
  Maine....................................             17                   1,438,685                 0.4
  Maryland.................................             39                   4,852,716                 1.3
  Massachusetts............................             73                  11,010,141                 3.0
  Michigan.................................            133                  12,280,935                 3.4
  Minnesota................................             36                   3,803,346                 1.0
  Mississippi..............................             43                   2,700,931                 0.7
  Missouri.................................             67                   5,480,725                 1.5
  Montana..................................              8                     785,721                 0.2
  Nebraska.................................              4                     223,565                 0.1
  Nevada...................................             21                   2,372,814                 0.7
  New Hampshire............................             30                   3,646,771                 1.0
  New Jersey...............................            161                  22,299,222                 6.1
  New Mexico...............................             12                     847,261                 0.2
  New York.................................            238                  34,105,719                 9.4
  North Carolina...........................             20                   2,099,482                 0.6
  North Dakota.............................              3                     150,372                 0.0
  Ohio.....................................             59                   4,318,955                 1.2
  Oklahoma.................................             32                   1,972,248                 0.5
  Oregon...................................             19                   2,610,479                 0.7
  Pennsylvania.............................            116                   9,197,904                 2.5
  Rhode Island.............................              9                     996,397                 0.3
  South Carolina...........................             42                   3,944,205                 1.1
  South Dakota.............................              5                     513,633                 0.1
  Tennessee................................            132                   9,646,501                 2.7
  Texas....................................             21                   1,750,163                 0.5

                                                 Number of          Aggregate Principal         Percent of
State                                         Mortgage Loans        Balance Outstanding         Loan Group
-----                                         --------------        -------------------         ----------

Utah.....................................             14                   1,488,707                 0.4
Vermont..................................              7                     611,514                 0.2
Virginia.................................             75                   9,318,214                 2.6
Washington...............................             45                   6,828,170                 1.9
West Virginia............................             15                     922,605                 0.3
Wisconsin................................             28                   2,164,217                 0.6
Wyoming..................................              7                     557,277                 0.2
                                                   -----            ----------------               -----
         Totals..........................          3,126            $    364,000,948               100.0%
                                                   =====            ================               =====

         No more than approximately 0.3% of the Group I Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                                Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................              422            $       38,485,194                10.6%
50.01% to 55.00%.......................              153                    20,169,479                 5.5
55.01% to 60.00%.......................              184                    26,713,953                 7.3
60.01% to 65.00%.......................              253                    34,935,736                 9.6
65.01% to 70.00%.......................              337                    40,268,767                11.1
70.01% to 75.00%.......................              398                    45,770,331                12.6
75.01% to 80.00%.......................              543                    63,183,049                17.4
80.01% to 85.00%.......................              409                    45,512,738                12.5
85.01% to 90.00%.......................              341                    38,150,405                10.5
90.01% to 95.00%.......................               86                    10,811,297                 3.0
                                                   -----            ------------------               -----
         Totals........................            3,126            $      364,000,948               100.0%
                                                   =====            ==================               =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Group I Mortgage Loans in the Final Mortgage Pool ranged from 6.70% to 95.00% and the weighted average Loan-to-Value Ratio of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 70.81%.

                                    Loan Purpose for Mortgage Loan Group I

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase.......................................          189            $   19,829,605               5.4%
 Refinance--Rate/Term...........................          331                43,914,959              12.1
 Refinance--Cashout.............................        2,606               300,256,384              82.5
                                                        -----            --------------             -----
          Totals................................        3,126            $  364,000,948             100.0%
                                                        =====            ==============             =====

                           Types of Mortgaged Properties for Mortgage Loan Group I

                                                       Number of        Aggregate Principal       Percent of
Property Type                                       Mortgage Loans      Balance Outstanding       Loan Group
-------------                                       --------------      -------------------       ----------
Single-Family Detached........................            2,598         $     310,083,487              85.2%
Two- to Four-Family Dwelling Unit.............              172                22,359,361               6.1
Planned Unit Development......................              128                12,495,024               3.4
Condominium...................................              119                12,002,899               3.3
Cooperative Unit..............................                1                   154,199               0.0
Manufactured Housing..........................              106                 6,608,868               1.8
Mixed Use.....................................                2                   297,110               0.1
                                                           -----        -----------------             -----
         Totals...............................            3,126         $     364,000,948             100.0%
                                                          =====         =================             =====

                               Documentation Summary for Mortgage Loan Group I


                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            2,460         $     276,310,497              75.9%
24 Month Bank Statement.....................              265                43,926,636              12.1
Reduced Documentation.......................               23                 3,762,739               1.0
Stated Income...............................              378                40,001,076              11.0
                                                        -----         -----------------             -----
          Totals............................            3,126         $     364,000,948             100.0%
                                                        =====         =================             =====

                                  Occupancy Types for Mortgage Loan Group I

                                                     Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
---------                                          --------------       -------------------        ----------
Owner-occupied..............................            2,910           $     347,776,370             95.5%
Second Home.................................               17                   1,504,140              0.4
Investment Property.........................              199                  14,720,437              4.0
                                                        -----           -----------------             -----
         Totals.............................            3,126           $     364,000,948             100.0%
                                                        =====           =================             =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

                             Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................              617           $      68,712,602             18.9%
 1...........................................              885                  99,846,399             27.4
 2...........................................              879                  96,606,147             26.5
 3...........................................              665                  88,776,536             24.4
 4...........................................               13                   2,107,564              0.6
 5...........................................               31                   3,597,558              1.0
 6...........................................               22                   2,573,606              0.7
 7...........................................                7                     578,305              0.2
 8...........................................                2                     148,326              0.0
 9...........................................                3                     427,395              0.1
 10..........................................                2                     626,508              0.2
                                                         -----           -----------------            -----
          Totals.............................            3,126           $     364,000,948            100.0%
                                                         =====           =================            =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 2 months.

                                Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 CMMC Wholesale/Retail Underwriting                 Mortgage Loans       Balance Outstanding        Loan Group
 ----------------------------------                 --------------       -------------------        ----------
 A Star......................................              539           $       90,066,610            24.7%
 AO..........................................              653                   68,219,146            18.7
 A-..........................................              118                   10,173,843             2.8
 B...........................................              114                    7,706,958             2.1
 B-..........................................               27                    1,559,829             0.4
 C...........................................               54                    2,834,874             0.8
                                                         -----           ------------------            ----
          Sub-Total..........................            1,505           $      180,561,259            49.6%
                                                         =====           ==================            ====

                                                      Number of          Aggregate Principal        Percent of
 CMMC Call Center Underwriting                      Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------------                      --------------       -------------------        ---------
 A1..........................................             794            $      103,549,877            28.4%
 A2..........................................             595                    59,605,512            16.4
 B1..........................................             177                    15,856,142             4.4
 B2..........................................              51                     4,109,490             1.1
 C1..........................................               4                       318,668             0.1
                                                        -----            ------------------           -----
          Sub-Total..........................           1,621            $      183,439,689            50.4%
                                                        =====            ==================           =====
          Totals.............................           3,126            $      364,000,948           100.0%
                                                        =====            ==================           =====

                                Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2001........................................               37           $       4,529,067              1.2%
 2002........................................            3,089                 359,471,881             98.8
                                                         -----           -----------------            -----
         Totals..............................            3,126           $     364,000,948            100.0%
                                                         =====           =================            =====

                                Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................              354           $      36,910,874             10.1%
 12 months...................................               91                  15,611,691              4.3
 24 months...................................                9                     693,392              0.2
 36 months...................................              359                  33,181,226              9.1
 60 months...................................            2,313                 277,603,765             76.3
                                                         -----           -----------------            -----
         Totals..............................            3,126           $     364,000,948            100.0%
                                                         =====           =================            =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 55 months. With respect to those Group I Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, 97.5% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                   Credit Scores for Mortgage Loan Group I

                                                    Number of          Aggregate Principal        Percentage of
 Range of  Credit Scores                          Mortgage Loans       Balance Outstanding         Loan Group
 -----------------------                          --------------       -------------------         ------------
 Not Scored..................................              7           $        210,125                0.1%
 484 to 500..................................              6                    445,401                0.1
 501 to 550..................................            410                 33,512,830                9.2
 551 to 600..................................            626                 57,051,386               15.7
 601 to 650..................................            819                 87,578,022               24.1
 651 to 700..................................            687                 90,160,210               24.8
 701 to 750..................................            342                 52,534,931               14.4
 751 to 800..................................            219                 40,830,671               11.2
 801 to 816..................................             10                  1,677,374                0.5
                                                       -----           ----------------              -----
          Totals.............................          3,126           $    364,000,948              100.0%
                                                       =====           ================              =====

         The Credit Scores of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 484 to 816 and the weighted average Credit Score of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 653.

                                            Mortgage Loan Group II
                                            (Final Mortgage Pool)

                              Current Mortgage Rates for Mortgage Loan Group II

                                                   Number of         Aggregate Principal          Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
 -----------------------                        --------------       -------------------          ----------
 6.000% to 6.499%.........................             73            $       21,131,107                 2.9%
 6.500% to 6.999%.........................            194                    41,283,023                 5.6
 7.000% to 7.499%.........................            267                    48,857,746                 6.6
 7.500% to 7.999%.........................            609                   109,078,866                14.8
 8.000% to 8.499%.........................            536                    84,190,743                11.4
 8.500% to 8.999%.........................            932                   133,159,889                18.1
 9.000% to 9.499%.........................            806                   101,108,999                13.7
 9.500% to 9.999%.........................            898                   103,922,363                14.1
 10.000% to 10.499%.......................            424                    41,499,095                 5.6
 10.500% to 10.999%.......................            308                    25,974,788                 3.5
 11.000% to 11.499%.......................            178                    10,009,985                 1.4
 11.500% to 11.999%.......................            177                     8,939,223                 1.2
 12.000% to 12.499%.......................             96                     3,639,584                 0.5
 12.500% to 12.999%.......................             58                     2,409,366                 0.3
 13.000% to 13.499%.......................             16                       565,112                 0.1
 13.500% to 13.999%.......................              4                       103,820                 0.0
 14.000% to 14.499%.......................              1                        63,703                 0.0
 14.500% to 14.999%.......................              1                        62,668                 0.0
                                                    -----            ------------------               -----
          Totals..........................          5,578            $      736,000,082               100.0%
                                                    =====            ==================               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans in the Final Mortgage Pool ranged from 6.000% per annum to 14.625% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans in the Final Mortgage Pool was approximately 8.703% per annum.

                          Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
49 to 60.................................               4            $           74,078              0.0%
61 to 72.................................               5                       169,177              0.0
73 to 84.................................               3                        65,740              0.0
85 to 96.................................               3                        72,375              0.0
109 to 120...............................              53                     1,789,933              0.2
133 to 144...............................               2                        29,200              0.0
169 to 180...............................             511                    20,001,521              2.7
229 to 240...............................             205                    11,960,969              1.6
289 to 300...............................               3                       454,741              0.1
349 to 360...............................           4,789                   701,382,348             95.3
                                                    -----            ------------------            -----
         Totals..........................           5,578            $      736,000,082            100.0%
                                                    =====            ==================            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans in the Final Mortgage Pool ranged from 58 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 351 months.

                            Original Mortgage Loan Principal Balances for Mortgage Loan Group II


Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................         2,607         $      152,129,511           20.7%
$100,001 to $150,000.................................         1,214                150,487,572           20.4
$150,001 to $200,000.................................           733                127,872,666           17.4
$200,001 to $250,000.................................           418                 92,877,405           12.6
$250,001 to $300,000.................................           230                 62,823,713            8.5
$300,001 to $350,000.................................           154                 50,229,323            6.8
$350,001 to $400,000.................................            84                 31,670,512            4.3
$400,001 to $450,000.................................            58                 24,759,517            3.4
$450,001 to $500,000.................................            61                 29,499,462            4.0
$500,001 to $550,000.................................             2                  1,074,405            0.1
$600,001 to $650,000.................................             4                  2,569,461            0.3
$650,001 to $700,000.................................             1                    662,658            0.1
$700,001 to $750,000.................................             1                    723,162            0.1
$750,001 to $800,000.................................             3                  2,315,945            0.3
$800,001 to $850,000.................................             5                  4,149,623            0.6
$850,001 to $900,000.................................             1                    898,725            0.1
$950,001 to $1,000,000...............................             2                  1,256,421            0.2
                                                              -----         ------------------          -----
          Totals.....................................         5,578         $      736,000,082          100.0%
                                                              =====         ==================          =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans in the Final Mortgage Pool ranged from approximately $6,731 to approximately $999,346 and the average outstanding principal balance of the Group II Mortgage Loans in the Final Mortgage Pool was approximately $131,947.

                                   Product Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans        Balance Outstanding        Loan Group
------------                                       --------------        -------------------        ----------
5 to 9 Year Fixed Rate Loan..............                 15             $        381,370              0.1%
10 to 14 Year Fixed Rate Loan............                 55                    1,819,133              0.2
15 to 19 Year Fixed Rate Loan............                501                   19,236,789              2.6
20 to 24 Year Fixed Rate Loan............                183                    9,683,440              1.3
Balloon Loan.............................                  3                       91,795              0.0
Six Month LIBOR Loan.....................                 15                    2,919,556              0.4
1/29 LIBOR Loan..........................                 28                    6,231,087              0.8
2/28 LIBOR Loan..........................              2,175                  306,896,172             41.7
3/27 LIBOR Loan..........................                861                  131,116,741             17.8
5/25 LIBOR Loan..........................              1,742                  257,624,000             35.0
                                                       -----             ----------------            -----
          Totals.........................              5,578             $    736,000,082            100.0%
                                                       =====             ================            =====

                    State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                 Number of          Aggregate Principal          Percent of
State                                          Mortgage Loans       Balance Outstanding          Loan Group
-----                                          --------------       -------------------          ----------
Arizona....................................            128          $        14,050,118               1.9%
Arkansas...................................             32                    2,137,800               0.3
California.................................            879                  178,681,103              24.3
Colorado...................................            191                   32,676,033               4.4
Connecticut................................             71                   10,654,845               1.4
Delaware...................................             25                    2,770,307               0.4
District of Columbia.......................             22                    3,168,647               0.4
Florida....................................            527                   57,169,628               7.8
Georgia....................................            144                   15,062,220               2.0
Hawaii.....................................              3                    1,762,967               0.2
Idaho......................................             13                    2,030,670               0.3
Illinois...................................            293                   37,938,501               5.2
Indiana....................................            121                    9,510,183               1.3
Iowa.......................................             12                      482,548               0.1
Kansas.....................................             30                    2,335,021               0.3
Kentucky...................................             36                    2,712,420               0.4
Louisiana..................................             50                    4,270,177               0.6
Maine......................................             22                    2,419,376               0.3
Maryland...................................             86                   11,467,388               1.6
Massachusetts..............................            139                   23,435,254               3.2
Michigan...................................            433                   45,090,336               6.1
Minnesota..................................            138                   19,144,631               2.6
Mississippi................................             19                    1,511,616               0.2
Missouri...................................            310                   26,980,616               3.7
Montana....................................              4                      587,574               0.1
Nebraska...................................              6                      380,168               0.1
Nevada.....................................             53                    6,329,371               0.9
New Hampshire..............................             65                    9,291,366               1.3
New Jersey.................................            255                   40,175,917               5.5
New Mexico.................................             43                    5,136,567               0.7
New York...................................            351                   56,345,911               7.7
North Carolina.............................             87                    8,350,892               1.1
North Dakota...............................              2                       93,820               0.0
Ohio.......................................            137                   11,883,996               1.6
Oklahoma...................................             45                    4,483,048               0.6
Oregon.....................................             42                    4,667,474               0.6
Pennsylvania...............................             93                    8,291,690               1.1
Rhode Island...............................             28                    3,446,937               0.5
South Carolina.............................             77                    7,132,632               1.0
South Dakota...............................              3                      244,141               0.0
Tennessee..................................             97                    8,851,411               1.2
Texas......................................             64                    6,670,604               0.9
Utah.......................................             22                    2,773,023               0.4
Vermont....................................             12                    1,643,090               0.2
Virginia...................................             83                    8,254,931               1.1
Washington.................................            120                   18,470,082               2.5
West Virginia..............................              7                      488,994               0.1
Wisconsin..................................            150                   13,798,897               1.9
Wyoming....................................              8                      745,141               0.1
                                                     -----          -------------------             -----
        Totals.............................          5,578          $       736,000,082             100.0%
                                                     =====          ===================             =====

         No more than approximately 0.2% of the Group II Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                               Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................                213          $         24,080,665               3.3%
50.01% to 55.00%.......................                102                    15,262,591               2.1
55.01% to 60.00%.......................                171                    24,535,033               3.3
60.01% to 65.00%.......................                270                    39,853,404               5.4
65.01% to 70.00%.......................                442                    63,543,996               8.6
70.01% to 75.00%.......................                662                    86,752,571              11.8
75.01% to 80.00%.......................              1,487                   223,240,396              30.3
80.01% to 85.00%.......................                948                   128,194,886              17.4
85.01% to 90.00%.......................                878                   108,287,805              14.7
90.01% to 95.00%.......................                167                    13,607,444               1.8
95.01% to 100.00%......................                238                     8,641,290               1.2
                                                     -----          --------------------             -----
        Totals.........................              5,578          $        736,000,082             100.0%
                                                     =====          ====================             =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Group II Mortgage Loans in the Final Mortgage Pool ranged from 12.82% to 100.00% and the weighted average Loan-to-Value Ratio of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 77.50%. With respect to the Group II Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Group II Mortgage Loans. Approximately 4.2% of the Group II Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Group II Mortgage Loans is approximately 84.36%. The weighted average Second Lien Ratio for such Group II Mortgage Loans is approximately 24.40%.

                                  Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal       Percent of
Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
------------                                        --------------      -------------------       ----------
Purchase.................................                 1,237         $     180,147,885              24.5%
Refinance--Rate/Term.....................                   694               102,127,374              13.9
Refinance--Cashout.......................                 3,647               453,724,823              61.6
                                                          -----         -----------------             -----
         Totals..........................                 5,578         $     736,000,082             100.0%
                                                          =====         =================             =====

                           Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                         Mortgage Lons      Balance Outstanding       Loan Group
-------------                                         -------------      -------------------       ----------
Single-family Detached.........................           4,662          $     614,545,999            83.5%
Two- to Four-Family Dwelling Unit..............             408                 59,940,422             8.1
Planned Unit Development ......................             194                 23,785,522             3.2
Condominium....................................             230                 30,352,757             4.1
Cooperative Unit...............................               2                    829,808             0.1
Manufactured Housing...........................              82                  6,545,574             0.9
                                                          -----          -----------------           -----
         Totals................................           5,578          $     736,000,082           100.0%
                                                          =====          =================           =====

                               Documentation Summary for Mortgage Loan Group II

                                                        Number of        Aggregate Principal        Percent of
Documentation                                        Mortgage Loans      Balance Outstanding        Loan Group
-------------                                        --------------      -------------------        ----------
Full Documentation..........................              4,034          $      474,393,535           64.5%
24 Month Bank Statement.....................                489                  90,457,707           12.3
Reduced Documentation.......................                 78                  14,568,695            2.0
Stated Income...............................                977                 156,580,145           21.3
                                                          -----          ------------------          -----
         Totals.............................              5,578          $      736,000,082          100.0%
                                                          =====          ==================          =====

                                  Occupancy Types for Mortgage Loan Group II

                                                     Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
---------                                          --------------       -------------------        ----------
Owner-occupied..............................              5,177         $      695,947,355            94.6%
Second Home.................................                 17                  1,682,149             0.2
Investment Property.........................                384                 38,370,577             5.2
                                                          -----         ------------------           -----
         Totals.............................              5,578         $      736,000,082           100.0%
                                                          =====         ==================           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

                            Mortgage Loan Age Summary for Mortgage Loan Group II

                                                     Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
--------------------------                         --------------       -------------------        ----------
0...........................................              1,038         $      123,108,439            16.7%
1...........................................              1,623                217,013,371            29.5
2...........................................              1,556                207,226,105            28.2
3...........................................              1,188                168,691,864            22.9
4...........................................                 39                  5,108,113             0.7
5...........................................                 39                  5,359,378             0.7
6...........................................                 55                  5,832,424             0.8
7...........................................                 18                  1,172,149             0.2
8...........................................                  7                    580,754             0.1
9...........................................                 13                  1,468,380             0.2
10..........................................                  2                    439,104             0.1
                                                          -----         ------------------           -----
         Totals.............................              5,578         $      736,000,082           100.0%
                                                          =====         ==================           =====

        As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 2 months.

                               Credit Grade Summary for Mortgage Loan Group II

                                                     Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans       Balance Outstanding        Loan Group
----------------------------------                 --------------       -------------------        ----------
A Star......................................                897         $      153,698,000            20.9%
AO..........................................              2,161                316,797,230            43.0
A-..........................................                511                 68,012,303             9.2
B...........................................                550                 66,623,646             9.1
B-..........................................                151                 19,630,432             2.7
C...........................................                260                 22,423,078             3.0
C-..........................................                  7                    675,036             0.1
                                                          -----         ------------------            ----
         Sub-Total..........................              4,537         $      647,859,725            88.0%
                                                          =====         ==================            ====

                                                     Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans       Balance Outstanding        Loan Group
-----------------------------                      --------------       -------------------        ----------
A1..........................................                451         $       23,899,134             3.2%
A2..........................................                384                 39,963,996             5.4
B1..........................................                167                 20,824,645             2.8
B2..........................................                 38                  3,387,026             0.5
C1..........................................                  1                     65,556             0.0
                                                          -----        -------------------           -----
         Sub-Total..........................              1,041        $        88,140,357            12.0%
                                                          =====        ===================           =====
         Totals.............................              5,578        $       736,000,082           100.0%
                                                          =====        ===================           =====

                               Year of Origination for Mortgage Loan Group II

                                                     Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
-------------------                                --------------       -------------------        ----------
2001........................................               97           $        9,836,738             1.3%
2002........................................            5,481                  726,163,344            98.7
                                                        -----           ------------------           -----
         Totals.............................            5,578           $      736,000,082           100.0%
                                                        =====           ==================           =====

                              Maximum Mortgage Rates for Mortgage Loan Group II
                                     (Excludes Fixed Rate Mortgage Loans)

Range of Maximum                                   Number of         Aggregate Principal           Percent of
Mortgage Rates                                  Mortgage Loans       Balance Outstanding           Loan Group
--------------                                  --------------       -------------------           ----------
13.000%  to 13.499%......................                74          $       21,613,050                 3.1%
13.500%  to 13.999%......................               196                  41,784,574                 5.9
14.000%  to 14.499%......................               269                  49,027,019                 7.0
14.500%  to 14.999%......................               598                 108,125,217                15.3
15.000%  to 15.499%......................               525                  83,426,826                11.8
15.500%  to 15.999%......................               912                 132,600,465                18.8
16.000%  to 16.499%......................               766                  99,550,989                14.1
16.500%  to 16.999%......................               841                 101,272,771                14.4
17.000%  to 17.499%......................               351                  38,316,710                 5.4
17.500%  to 17.999%......................               216                  22,379,113                 3.2
18.000%  to 18.499%......................                45                   4,505,815                 0.6
18.500%  to 18.999%......................                20                   1,639,264                 0.2
19.000%  to 19.499%......................                 5                     398,387                 0.1
19.500%  to 19.999%......................                 2                      81,799                 0.0
20.000%  to 20.499%......................                 1                      65,556                 0.0
                                                      -----          ------------------               -----
         Totals..........................             4,821          $      704,787,555               100.0%
                                                      =====          ==================               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Group II Mortgage Loans in the Final Mortgage Pool ranged from 13.000% per annum to 20.125% per annum and the weighted average Maximum Mortgage Rate for the Group II Mortgage Loans in the Final Mortgage Pool was 15.595% per annum (excludes Fixed Rate Mortgage Loans).

                              Prepayment Penalties for Mortgage Loan Group II

                                                     Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
-----------------------                            --------------       -------------------        ----------
None........................................            1,775           $      239,490,299            32.5%
12 months...................................               14                    1,992,264             0.3
24 months...................................              533                   89,369,174            12.1
36 months...................................            1,656                  231,984,192            31.5
60 months...................................            1,600                  173,164,154            23.5
                                                        -----           ------------------           -----
         Totals.............................            5,578           $      736,000,082           100.0%
                                                        =====           ==================           =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 42 months. With respect to those Group II Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, approximately 86.0% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                               Next Adjustment Date for Mortgage Loan Group II
                                     (Excludes Fixed Rate Mortgage Loans)

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
--------------------                            --------------      -------------------           ----------
August 2002..............................                 1         $         103,646                 0.0%
October 2002.............................                 7                 1,283,566                 0.2
November 2002............................                 4                 1,144,535                 0.2
December 2002............................                 2                   314,038                 0.0
January 2003.............................                 3                   613,702                 0.1
February 2003............................                 2                   268,344                 0.0
March 2003...............................                 1                   233,320                 0.0
April 2003...............................                 9                 1,557,515                 0.2
May 2003.................................                 8                 2,077,357                 0.3
June 2003................................                 4                 1,042,121                 0.1
July 2003................................                 2                   512,500                 0.1
September 2003...........................                 1                   303,875                 0.0
October 2003.............................                 3                   318,951                 0.0
November 2003............................                 5                   490,557                 0.1
December 2003............................                 3                   378,832                 0.1
January 2004.............................                13                 1,807,125                 0.3
February 2004............................                10                 1,806,498                 0.3
March 2004...............................                10                 1,833,701                 0.3
April 2004...............................               508                71,481,653                10.1
May 2004.................................               628                86,991,841                12.3
June 2004................................               666                97,150,829                13.8
July 2002................................               328                44,332,310                 6.3
September 2004...........................                 1                   135,229                 0.0
October 2004.............................                 1                   189,296                 0.0
November 2004............................                 2                   157,627                 0.0
December 2004............................                 2                   305,315                 0.0
January 2005.............................                 6                   861,159                 0.1
February 2005............................                 6                 1,057,696                 0.2
March 2005...............................                10                 1,282,267                 0.2
April 2005...............................               179                27,923,993                 4.0
May 2005.................................               267                41,365,077                 5.9
June 2005................................               260                37,907,017                 5.4
July 2005................................               127                19,932,064                 2.8
October 2006.............................                 2                   420,717                 0.1
November 2006............................                 1                   105,763                 0.0
December 2006............................                 3                   375,103                 0.1
January 2007.............................                 9                 1,291,930                 0.2
February 2007............................                 5                   741,545                 0.1
March 2007...............................                14                 1,924,502                 0.3
April 2007...............................               454                70,711,846                10.0
May 2007.................................               484                72,019,407                10.2
June 2007................................               515                74,440,402                10.6
July 2007................................               255                35,592,786                 5.1
                                                      -----         -----------------               -----
         Totals..........................             4,821         $     704,787,555               100.0%
                                                      =====         =================               =====

                                  Credit Scores for Mortgage Loan Group II

Range of                                            Number of         Aggregate Principal         Percent of
Credit Scores                                    Mortgage Loans       Balance Outstanding         Loan Group
-------------                                    --------------       -------------------         ----------
Not Scored..................................               38         $      2,671,859               0.4%
473 to 500..................................               22                3,086,711               0.4
501 to 550..................................            1,265              160,215,395              21.8
551 to 600..................................            1,523              198,757,515              27.0
601 to 650..................................            1,319              181,058,338              24.6
651 to 700..................................              939              119,309,953              16.2
701 to 750..................................              328               46,827,793               6.4
751 to 800..................................              142               23,695,721               3.2
801 to 803..................................                2                  376,797               0.1
                                                        -----         ----------------             -----
         Totals.............................            5,578         $    736,000,082             100.0%
                                                        =====         ================             =====

         The Credit Scores of the Group II Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 473 to 803 and the weighted average Credit Score of the Group II Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 609.